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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports dated February 24, 1994 included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-35023 and 33-38616.

                                          Arthur Andersen & Co.

Las Vegas, Nevada
March 25, 1994